CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Institutional Floating Rate Income Fund (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    APRIL 26, 2006                      /S/ JAMES D. DONDERO
     -------------------------       -------------------------------------------
                                     James D. Dondero, Chief Executive Officer
                                     (principal executive officer)


I, M. Jason Blackburn, Chief Financial Officer of Highland Institutional Floating Rate Income Fund (the "Registrant"), certify that:

       1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.     The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    APRIL 26, 2006                      /S/ M. JASON BLACKBURN
     -------------------------       -------------------------------------------
                                     M. Jason Blackburn, Chief Financial Officer
                                     (principal financial officer)